Net Income (Loss) per Common Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Net Income (Loss) per Common Share
Net Income (Loss) per Common Share
Basic net income (loss) per common share is computed by dividing net income (loss) applicable to common shares by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per common share is determined based on the assumption that dilutive restricted stock and restricted stock unit awards have vested and outstanding dilutive stock options have been exercised and the aggregate proceeds were used to reacquire common stock using the average price of such common stock for the period. The total number of shares issuable under anti-dilutive options at December 31, 2018, 2017 and 2016 were 785,890, 890,341 and 847,635, respectively. All outstanding stock options for the twelve months ended December 31, 2018, 2017 and 2016 were anti-dilutive.